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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Alpha Technologies Group, Inc. (the "Company") on Form 10-Q for the period ending July 25, 2004 as filed with the Securities and Exchange Commission on the date hereof ("Report"), Lawrence Butler, Chief Executive Officer of the Company, and James J. Polakiewicz, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: September 13, 2004                        By: /s/ Lawrence Butler
                                                -----------------------------
                                            Lawrence Butler
                                                Chief Executive Officer
                                                (Principal Executive Officer)

Date: September 13, 2004                        By: /s/ James J. Polakiewicz
                                                -----------------------------
                                            James J. Polakiewicz
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)

      The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.